Exhibit 10.1
Form of
Request for Approval of Extension of Maturity Date and Amendment
February 18, 2008
VIA INTRALINKS
THE LENDERS UNDER THE APACHE
CORPORATION 2006 U.S. CREDIT FACILITY
Re: Apache Corporation 2006 U.S. $1,500,000,000 Five-Year Senior Revolving Credit Facility
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 9, 2006 (together with all amendments, if any, from time to time made thereto, the “Five-Year Credit Agreement”), among Apache Corporation (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
I. Extension of the Credit Facility
In the February 18, 2008 Annual Certificate of Extension delivered to the Administrative Agent which is attached hereto as Exhibit A, Borrower requested pursuant to Section 2.6 of the Credit Agreement the extension of the Maturity Date, and concomitantly the total Commitments under the Credit Agreement from May 28, 2012 to May 28, 2013. The Borrower hereby certifies that no Event of Default has occurred and is continuing under the Credit Agreement.
This letter is to confirm that the Lenders hereby agree to the extension of the Maturity Date under the Credit Agreements and the related Commitments of the Lenders from May 28, 2012 to May 28, 2013.
II. Amendment of the Credit Facility
The Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:
A. The definition of “Restricted Subsidiary” contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:
“ “Restricted Subsidiary” means any Subsidiary of Borrower that owns any asset representing or consisting of an entitlement to production from, or other interest in, reserves of oil, gas or other minerals in place located in the United

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

States or Canada, including, without limitation, Apache Canada Ltd., a corporation organized under the laws of the Province of Alberta, Canada.”
Please indicate your consent to (i) the extension of the Maturity Date under the Credit Agreements and the related Commitments of the Lenders from May 28, 2012 to May 28, 2013 and (ii) to the amendment outlined above by having an authorized signatory of your financial institution execute this letter in the space provided below and returning the executed page by the end of business on Tuesday, March 4, 2008, (i) via telecopy to Frank Bradley at (713) 754-6630, and (ii) via courier to: Greenberg Traurig LLP, 1000 Louisiana, Suite 1700, Houston, Texas 77002, Attention: Frank Bradley.
This letter may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same letter.
By execution hereof, the Administrative Agent acknowledges its agreement and consent to the request for extension and to the amendment outlined above in its capacity as a Lender and as Administrative Agent, respectively.
If you have any questions, please do not hesitate to contact either Lisa Kopff of the Administrative Agent at (212) 270-6091, Pete Czerniakowski of Apache Corporation at (713) 296-6642 or Frank Bradley at Greenberg Traurig LLP at (713) 374-3630.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

CITIBANK, N.A., as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS       DAY OF ___, 2008.

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

ABN AMRO BANK N.V., as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

BAYERISCHE LANDESBANK — CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

CALYON NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

WILLIAM STREET COMMITMENT CORPORATION, as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

MORGAN STANLEY BANK, as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

THE ROYAL BANK OF SCOTLAND PLC , as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

SOCIÉTÉ GÉNÉRALE, as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

MIZUHO CORPORATE BANK, LTD., as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

WELLS FARGO BANK, NA, as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

TORONTO DOMINION (TEXAS) LLC, as a Lender
By:
Name:
Title:

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
February 18, 2008

THE UNDERSIGNED AGREES AND CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENT OUTLINED ABOVE, EACH AS OF THIS            DAY OF ___, 2008.

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as a Lender
By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:
APACHE CORPORATION, as Borrower

By:
	Name:	Matthew W. Dundrea
	Title:	Vice President and Treasurer

EXHIBIT A
2008 Annual Certificate of Extension
[see attached]
Exhibit A — Page 1